THIRD AMENDMENT TO
                             AMENDED AND RESTATED
                           AGREEMENT OF PARTNERSHIP
                       GEODYNE ENERGY INCOME PRODUCTION
                                PARTNERSHIP I-D

      This Third Amendment to Amended and Restated Agreement of Partnership of Geodyne Energy Income Production Partnership I-D (the "Partnership") is entered into by and between Geodyne Resources, Inc. ("Resources"), a Delaware corporation, as successor Managing Partner, and Geodyne Energy Income Limited Partnership I-D ("Geodyne I-D"), as General Partner.

      WHEREAS, on December 10, 1985, Geodyne Production Company ("Production"), as Managing Partner, and Geodyne I-D, as General Partner, executed and entered into that certain Agreement of Partnership of PaineWebber/Geodyne Energy Income Production Partnership I-D (the "Preformation Agreement"); and

      WHEREAS, on March 4, 1986, Production and Geodyne I-D executed and entered
into  that  certain   Amended  and  Restated   Agreement  of  Partnership   (the
"Agreement"); and

      WHEREAS, on February 26, 1993, but effective March 1, 1993, Production and Geodyne I-D executed and entered into that certain First Amendment to Amended and Restated Agreement of Partnership (the "Agreement"), whereby it changed (i) the name of the Partnership from "PaineWebber/Geodyne Energy Income Production Partnership I-D" to "Geodyne Energy Income Production Partnership I-D", (ii) the address of the Partnership's principal place of business, and (iii) the address for the Partnership's agent for service of process; and

      WHEREAS, on July 1, 1996, Production and Geodyne I-D executed and entered into that certain Second Amendment to Agreement, whereby all references in the Agreement to Geodyne Production Company as Managing Partner were amended to reflect, instead, Geodyne Resources, Inc. ("Resources") as Managing Partner; and

      WHEREAS, Section 10.1 of the Agreement provides that the Managing Partner (as defined in the Agreement) may, without prior notice or consent of any other Partner (as defined in the Agreement), amend any provision of this Agreement if, in its opinion, such amendment does not have a material adverse effect upon the Limited Partnership (as defined in the Agreement); and

      WHEREAS, the Agreement defines Managing Partner to mean Production and PW Production, Inc., and

      WHEREAS, the Agreement provides for the existence of a Management Committee, to be composed of two representatives of each Managing Partner, and




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





      WHEREAS, on December 18, 1986, the two Managing Partners, Production and PW Production, Inc., merged, with Production as the survivor, and

      WHEREAS, as a result of said merger there is no longer a Management Committee for the Partnership; and

      WHEREAS, Resources, as successor Managing Partner, desires to amend the Agreement to substitute throughout the agreement the term "Managing Partner" for "Management Committee", and

      WHEREAS, Section 2.4 of the Agreement provides that the Partnership shall continue in full force and effect until December 31, 1999, provided that the Management Committee may extend the term of the Partnership for up to five periods of two years each or until dissolution prior thereto pursuant to the provisions of the Agreement, and

      WHEREAS, Resources has elected to extend the life of the Partnership an additional two years.

      NOW, THEREFORE, BE IT RESOLVED that in consideration of the covenants, conditions and agreements herein contained, the parties hereto hereby agree as follows:

      All references in the Agreement to "Management Committee" are hereby amended to reflect, instead, "Managing Partner."

      FURTHER RESOLVED, that Section 2.4. is hereby amended and restated as follows:

                  The Production  Partnership shall continue in force and effect until December 31, 2001, provided that the Managing Partner may extend such term for up to five periods of two years each, or until dissolution prior thereto pursuant to the provisions hereof.

      IN WITNESS WHEREOF, the parties hereto have hereunto set their hands as of the 30th day of December, 1999.

                                       Geodyne Resources, Inc.
                                       as Managing Partner

                                       By:  // Dennis R. Neill //
                                            ---------------------
                                            Dennis R. Neill
                                            President




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





                                       Geodyne Energy Income Limited
                                       Partnership I-D
                                       as General Partner

                                       By Geodyne Resources, Inc.
                                          General Partner

                                       By:  // Dennis R. Neill //
                                            ---------------------
                                            Dennis R. Neill
                                            President


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